Exhibit 10.3

ASSIGNMENT OF REAL ESTATE LEASE

This Assignment, effective the 1st day of July, 2004 (the “Effective Date”), between Assignor and Assignee:

1.

Definitions.  For the purposes of this Assignment:

a.

"Assignor" shall mean Burger Time Corporation, a corporation organized under the laws of the State of North Dakota, whose mailing address is 675 12th Avenue NE, West Fargo, North Dakota 58078.

b.

"Assignee" shall mean Burger Time Acquisition Corporation, a corporation organized under the laws of the State of Minnesota, whose mailing address is 13828 Lincoln Street NE, Ham Lake, Minnesota 55304.

c.

"Landlord" shall mean Dallas Vandenbos and Janice Vandenbos, whose mailing address is 617 East 26th Street, Sioux Falls, South Dakota 57105-0000.

d.

"Tenant" shall mean Burger Time Corporation, a corporation organized under the laws of the State of North Dakota, whose mailing address is 675 12th Avenue NE, West Fargo, North Dakota 58078.

e.

"Assignment" shall mean this Assignment of Real Estate Lease assigning the Tenant's interest in the Lease from Tenant to Assignee.

f.

"Lease" shall mean that certain Real Estate Lease Agreement between Landlord and Tenant dated January 1, 2004, a copy of which is attached to this Assignment as Attachment “A”.

2.

Consideration and Assignment.  For good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee, its successors and assigns, all of Assignor's right, title, estate and interest as tenant in the Lease to Assignee as of the Effective Date.

3.

Assumption of Obligations.  From and after the Effective Date, Assignee assumes and shall be responsible for and perform all of the obligations accruing subsequent to the Effective Date under the Lease.

4.

Benefit.  This Assignment shall benefit, and shall be binding upon, the parties and their respective legal representatives, successors and assigns.

BURGER TIME CORPORATION,   Assignor

  By  /s/  Douglas R. Geeslin

Douglas R. Geeslin,

President and Secretary

BURGER TIME ACQUISITION CORPORATION, Assignee

  By  /s/  Mark Buckrey

Mark Buckrey,

Chief Financial Officer

LANDLORD CONSENT AND ESTOPPEL

1.

Landlord Consent.  The undersigned, as the Landlord under the Lease described in the above Assignment of Real Estate Lease, does hereby consent to the assignment of the Lease from Burger Time Corporation to Burger Time Acquisition Corporation.

2.

Definitions.  All capitalized terms used in this Landlord Consent and Estoppel shall have the respective meanings ascribed to them in the Assignment of Real Estate Lease.

3.

No Modification or Breach.  Landlord hereby represents and warrants that the Lease is in full force and effect and is unmodified.

a.

As of the Effective Date, there is no default in the performance of any obligations under the Lease nor is there any breach of the Lease which may, with the passage of time or the giving of notice or both, become a default under the Lease or otherwise permit Landlord to terminate the Lease.

b.

As of the Effective Date, Landlord is not in default in the performance of any of its obligations under the Lease nor has it committed any breach thereof that may, with the passage of time or the giving of notice or both, become an event of default thereunder or otherwise permit the Lease to be terminated.

4.

Landlord Agreements.  From and after the Effective Date, Landlord agrees to:

a.

accept rental payments due under the Lease directly from Assignee;

b.

release Assignor from any and all obligations under the Lease; and,

c.

provide to Assignee at its address set forth in the Assignment of Real Estate Lease, a copy of all notices required by Landlord under the Lease to be provided to Assignor.  Landlord agrees that any interest or lien of Landlord against any personal property of Assignor is an shall be subordinate to the right, title and interest of Assignee to such personal property.

Dated 2nd day of July, 2004.

/s/  Dallas Vandenbos

Dallas Vandenbos, Landlord

/s/  Janice Vandenbos

Janice Vandenbos, Landlord